                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                CHOICEPOINT INC.

             (Exact name of registrant as specified in its charter)


                  GEORGIA                                    58-2309650
         (State of incorporation                            (IRS Employer
             or organization)                            Identification No.)

           1000 ALDERMAN DRIVE
           ALPHARETTA, GEORGIA                                   30005
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


        Securities to be registered pursuant to Section 12(b) of the Act:


       Title of each class                       Name of each exchange on which
       to be so registered                       each class is to be registered
       -------------------                       ------------------------------

   Common Stock, $.10 par value                      New York Stock Exchange

        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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Item 1. Description of Registrant's Securities to be Registered

         The Registrant hereby incorporates by reference herein the description of the Registrant's Common Stock, $.10 par value per share, appearing under the caption, "Description of Capital Stock," in the Prospectus contained in the Registrant's Registration Statement on Form S-1 (File No. 333-30297), as filed with the Securities and Exchange Commission on June 30, 1997, and as amended by
(i) Amendment No. 1 to the Registration Statement on Form S-1, dated July 16, 1997, and (ii) Amendment No. 2 to the Registration Statement on Form S-1, dated July 18, 1997 (collectively, the "Registration Statement on Form S-1"). Such Registration Statement on Form S-1 was declared effective on July 18, 1997. The Company's Articles of Incorporation, as amended, and the Company's Bylaws, as amended, are filed as Exhibits 3.01 and 3.02, respectively, to the aforesaid Registration Statement on Form S-1.

Item 2. Exhibits

         The following exhibits are filed as part of this Registration
Statement:

         2(a) Registration Statement on Form S-1, as filed with the Securities and Exchange Commission.

         2(b)     Articles of Incorporation, as amended.(1)

         2(c)     Bylaws, as amended.(2)

         2(d) Copy of form of stock certificate for the Registrant's Common Stock.(3)






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 (1)       Incorporated herein by reference to Exhibit 3.01 of the Registrant's
           Registration Statement on Form S-1.

 (2) Incorporated herein by reference to Exhibit 3.02 of the Registrant's Registration Statement on Form S-1.

 (3) Incorporated herein by reference to Exhibit 4.01 of the Registrant's Registration Statement on Form S-1.
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SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             CHOICEPOINT INC.


                                             By   /s/  Douglas C. Curling
                                               ---------------------------------
                                                       Douglas C. Curling
                                                     Chief Financial Officer


Dated:  July 21, 1997